Exhibit 99.s

ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND

(a Maryland statutory trust)

POWER OF ATTORNEY

Each of the undersigned as trustees of ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND (the “Trust”), a Maryland statutory trust, hereby constitutes and appoints Alan Goodson, Megan Kennedy, Lucia Sitar, and Christian Pittard each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-2, including any pre-effective amendments and/or any post-effective amendments thereto and any subsequent Registration Statement of the Trust pursuant to Rule 462(b)  under the Securities Act of 1933, as amended, (“1933 Act”), and any other filings in connection therewith, and to file the same under the 1933 Act and/or the Investment Company Act of 1940, as amended, with respect to the registration of the Trust or the registration or offering of the Trust’s common shares of beneficial interest, as applicable;, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

This instrument may be executed in one or more counterparts.

[SIGNATURE PAGE FOLLOWS]

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”). THESE POWERS INCLUDE, THE POWER TO SIGN ON YOUR BEHALF AND FILE THE FORM N-2 REGISTRATION STATEMENT OF ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND AND ANY AMENDMENTS OR EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION.  THE POWER OF ATTORNEY ALSO GIVES YOUR AGENT THE POWER TO DO AND PERFORM IN YOUR NAME AND ON YOUR BEHALF IN ANY AND ALL CAPACITIES, ALL AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE TO ALL INTENTS AND PURPOSES AS YOU MIGHT OR COULD DO IN PERSON THAT SUCH AGENTS DEEM NECESSARY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

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IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 8th day of June 2020.

/s/ Gerald Malone	/s/ Nancy Yao Maasbach
P. Gerald Malone, Trustee	Nancy Yao Maasbach, Trustee
Appending usual signature
“Gerald Malone”

/s/ John Sievwright	/s/ Todd Reit
John Sievwright, Trustee	Todd Reit, Trustee

ACKNOWLEDGMENT

We, the undersigned, Alan Goodson, Megan Kennedy, Lucia Sitar, and Christian Pittard, have read the attached power of attorney and are the persons identified as the agents for the trustees of ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND (the “Trust”), a Maryland statutory trust, and the Trust (the “Grantors”).  We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

We shall exercise the powers for the benefit of the Grantors.

We shall keep the assets of the Grantors separate from our assets.

We shall exercise reasonable caution and prudence.

We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.

Date:  June 18, 2020

/s/ Alan Goodson
Alan Goodson

/s/ Megan Kennedy
Megan Kennedy

/s/ Lucia Sitar
Lucia Sitar

/s/ Christian Pittard
Christian Pittard